UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 26, 2015
(Date of earliest event reported)
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)
(616) 654-3000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
On March 2, 2015, Herman Miller, Inc. (the “Company”) issued a press release announcing preliminary financial results relating to sales and orders for the quarter ended February 28, 2015. A copy of the press release is attached as Exhibit 99.1.
The Company will participate in the Raymond James 36th Annual Institutional Investors Conference in Orlando, FL on Wednesday, March 4, 2015.  The presentation will begin at 9:15 am EST, and the presentation will include discussion of the slides that are attached as Exhibit 99.2.  A live webcast of the presentation will be available on the investor relations page of the Company’s corporate website at www.hermanmiller.com.
The information in this Current Report on Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 2, 2015, the Company disclosed that Curtis S. Pullen, Executive Vice President, President, North American Office and Learning Environments and a named executive officer in the Company’s most recent proxy statement, provided notice to the Company of his intent to take a paid leave of absence for six months for personal reasons and step down from his current position, effective February 26, 2015. Thereafter, he will receive severance pay equal to up to 18 months’ of base salary. The Company also disclosed the following relating to its officers, effective immediately:

•
Gregory J. Bylsma, Executive Vice President, Chief Financial Officer, will cease serving as Chief Financial Officer and become Executive Vice President and Chief Operating Officer Herman Miller North America (Work and Learning).

•
Malisa Bryant, Vice President of North America Sales, will become Senior Vice President of Sales and Distribution for Herman Miller North America (Work and Learning). She will report directly to Brian Walker, President and Chief Executive Officer of the Company.

•	Jeffrey M. Stutz, Chief Accounting Officer, will cease serving as Chief Accounting Officer and become Executive Vice President and Chief Financial Officer.
Mr. Bylsma, age 49, became Executive Vice President, Chief Financial Officer in February 2009. He joined the Company in 2000 as Director of Reporting & Planning for North America prior to being appointed Corporate Controller in 2005.
Ms. Bryant, age 47, joined the Company in 2013 as Vice President and General Manager of Focused Market Segments. Prior to joining the Company, she held several leadership roles within the industry, including the Vice President of Customer Support, Vice President and General Manager of Strategic Accounts, and Vice President of Sales for Allsteel, in each case at HNI.
Mr. Stutz, age 44, joined the Company in 2009 as Treasurer and Vice President - Investor Relations, most recently serving as Chief Accounting Officer. Previously he served as Chief Financial Officer for Izzy+ , subsequent to holding various positions within finance at the Company.

Item 9.01(d)     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number Description
99.1     Press release dated March 2, 2015.
99.2    Herman Miller, Inc.’s Slide Presentation for the Raymond James 36th Annual Institutional Investors Conference on March 4, 2015

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	March 2, 2015	HERMAN MILLER, INC.
(Registrant)
		By:	/s/ Jeffrey M. Stutz Jeffrey M. Stutz
Chief Financial Officer